DERIVATIVE FINANCIAL INSTRUMENTS	6 Months Ended
Jun. 30, 2020
Financial Instruments [Abstract]
DERIVATIVE FINANCIAL INSTRUMENTS
DERIVATIVE FINANCIAL INSTRUMENTS
The partnership’s activities expose it to a variety of financial risks, including market risk, currency risk, interest rate risk, commodity risk and other price risks. The partnership and its subsidiaries selectively use derivative financial instruments principally to manage these risks.
The aggregate fair value of the partnership derivatives financial instrument position is as follows:

	June 30, 2020		December 31, 2019
(US$ MILLIONS)	Financial Asset	Financial Liability	Financial Asset	Financial Liability
Foreign exchange contracts	$175	$70	$59	$96
Cross Currency Swaps	—	16	1	7
Interest Rate Derivatives	76	627	52	274
Equity Derivatives	1	29	2	—
Commodities Contracts	16	50	124	130
Total	$268	$792	$238	$507

Total Current	$134	$274	$176	$213
Total Non-current	$134	$518	$62	$294